Exhibit 99.1
AMENDMENT NUMBER 1 TO
RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER THE ALLIANCE DATA SYSTEMS CORPORATION
2005 LONG-TERM INCENTIVE PLAN
     THIS AMENDMENT NUMBER 1 TO THE RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Amendment”), made as of March 31, 2006 (the “Amendment Date”), by and between Alliance Data Systems Corporation (the “Company”) and NAME (the “Participant”), who is an employee of the Company or one of its Affiliates, evidences the amendment of the Restricted Stock Unit Award Agreement (the “Agreement”) made as of February 13, 2006 (the “Grant Date”) in accordance with the provisions of the Alliance Data Systems Corporation 2005 Long-Term Incentive Plan (the “Plan”). Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement. The Company and the Participant agree as follows:
     1. Modification of Performance Vesting Goal. The current Section 3(b) of the Agreement is deleted in its entirety and replaced with the following Section 3(b).
          (b) The restrictions described in this Agreement will lapse with respect to all or a portion of the Restricted Stock Units on the date in 2007 (the “Vesting Date”) on which the Board determines the Company’s cash Earnings Per Share (“EPS”) growth rate for the period that begins on January 1, 2006 and ends on December 31, 2006 (the “Performance Period”); provided, that, the performance criteria set forth below have been achieved; provided, further, that, the Participant is still employed by the Company on such Vesting Date. If the Participant ceases to be employed by the Company at any time prior to the Vesting Date, the unvested Restricted Stock Units shall automatically be forfeited upon such cessation of service. The number of Restricted Stock Units that will vest on the Vesting Date (if any) will depend on whether a cash EPS growth threshold milestone is achieved or exceeded for the Performance Period. The measure for the number of Restricted Stock Units vesting will be based on the Company’s cash EPS growth rate.
     “EPS” is a measure that is calculated by dividing the Company’s cash earnings during the Performance Period by the number of its weighted average diluted shares outstanding on the last day of the Performance Period. The cash EPS growth rate will be calculated using the difference between 2005 cash EPS and 2006 cash EPS as approved by the Board.

     The number of Restricted Stock Units vesting (if any) will be determined in accordance with the following chart:

Alliance Data Cash
EPS Growth Rate	% of Target PBRSU Award
(1-yr Chg in EPS)	Earned
36% and up	Maximum	200%
35%		194%
34%		189%
33%		183%
32%		178%
31%		172%
30%		167%
29%		161%
28%		156%
27%		150%
26%		144%
25%		139%
24%		133%
23%		128%
22%		122%
21%		117%
20%		111%
19%		106%
18%	Target	100%
17%		94%
16%		88%
15%		81%
14%		75%
13%		69%
12%		63%
11%		56%
10%	Threshold	50%
Below 10%		0%
     The Committee shall have the discretion to reduce or eliminate the number of Restricted Stock Units that will vest based on a subjective evaluation of the Participant’s performance. Any Restricted Stock Units that do not vest, whether due to cash EPS performance or the exercise of Committee discretion, will be forfeited.
     2. No Other Changes. The parties agree that the Agreement is amended with respect to Section 3(b) only and that all other terms and conditions remain as agreed to on the Grant Date.

     3. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to its conflict of law principles.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ALLIANCE DATA SYSTEMS
CORPORATION

By:

Transient C. Taylor
EVP, Human Resources

PARTICIPANT

NAME

RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER THE ALLIANCE DATA SYSTEMS CORPORATION
2005 LONG-TERM INCENTIVE PLAN
     THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Agreement”), made as of DATE (the “Grant Date”) by and between Alliance Data Systems Corporation (the “Company”) and NAME (the “Participant”) who is an employee of the Company or one of its Affiliates, evidences the grant by the Company of an award of restricted stock units (the “Award”) to the Participant and the Participant’s acceptance of the Award in accordance with the provisions of the Alliance Data Systems Corporation 2005 Long-Term Incentive Plan (the “Plan”). The Company and the Participant agree as follows:
     1. Basis for Award. The Award is made under the Plan pursuant to Section 6(f) thereof for service rendered to the Company by the Participant.
     2. Restricted Stock Units Awarded.
          (a) The Company hereby awards to the Participant, in the aggregate, AMOUNT Restricted Stock Units which shall be subject to the conditions set forth in the Plan and this Agreement.
          (b) Restricted Stock Units shall be evidenced by an account established and maintained for the Participant, which shall be credited for the number of Restricted Stock Units granted to the Participant. By accepting this Award, the Participant acknowledges that the Company does not have an adequate remedy in damages for the breach by the Participant of the conditions and covenants set forth in this Agreement and agrees that the Company is entitled to and may obtain an order or a decree of specific performance against the Participant issued by any court having jurisdiction.
          (c) Except as provided in the Plan or this Agreement, prior to vesting as provided in Sections 3 of this Agreement, the Restricted Stock Units will be forfeited by the Participant and all of the Participant’s rights to stock underlying the Award shall immediately terminate without any payment or consideration by the Company, in the event of a Participant’s termination of employment as provided in Section 4 below.
     3. Vesting.
          (a) Subject to Sections 2 and 4 of this Agreement, the Award will vest upon attainment of the Performance Goals set forth in Section 3(b) below; provided, that, the Participant is then employed by the Company or an Affiliate. As soon as practicable after the Award vests and consistent with Section 409A of the Code, payment shall be made in Stock (based upon the Fair Market Value of the Stock on the day all restrictions lapse). The Committee shall cause a Stock certificate to be delivered to the Participant or the Participant’s electronic account with respect to such Stock free of all restrictions, or the Stock may be delivered electronically. Any number of shares delivered shall be net of the number of shares withheld pursuant to Section 11.

          (b) The restrictions described in this Agreement will lapse with respect to all or a portion of the Restricted Stock Units on the date in 2007 (the “Vesting Date”) on which the Board determines the Earnings Per Share (“EPS”) growth rate for the period that begins on January 1, 2006 and ends on December 31, 2006 (the “Performance Period”); provided, that, the performance criteria set forth below have been achieved; provided, further, that, the Participant is still employed by the Company on such Vesting Date. If the Participant ceases to be employed by the Company at any time prior to the Vesting Date, the unvested Restricted Stock Units shall automatically be forfeited upon such cessation of service. The Restricted Stock Units will vest if the EPS milestone is achieved or exceeded for the Performance Period. The amount of Restricted Stock Units vesting will occur based on the Company’s EPS percentile ranking as compared to the S&P 500. EPS growth rate percentile within the S&P 500 will be determined by ranking the EPS for the Performance Period for each company that is in the S&P 500 on the Grant Date and continues to be publicly traded on December 31, 2006.
     “EPS” is a measure that is calculated by dividing a company’s net earnings during the Performance Period by the number of its outstanding shares on the last day of the Performance Period. EPS growth rate will be calculated using a methodology adopted by the Compensation Committee of the Board of Directors.
Once each company’s EPS growth rate is calculated, the companies are ranked by percentile. The amount of Restricted Stock Units vesting (if any) will then be determined in accordance with the following chart:

Alliance Data Systems
Corporation Percentile		% of Target
Rank vs S&P 500		PBRSU Award
(1-yr Chg in EPS)		Vested
90 and up	Maximum	200%
89		193%
88		187%
87		180%
86		173%
85		167%
84		160%
83		153%
82		147%
81		140%
80		133%
79		127%
78		120%
77		113%
76		107%
75	Target	100%
74		98%
73		96%
72		94%
71		92%
70		90%
69		88%
68		86%
67		84%
66		82%
65		80%
64		78%
63		76%
62		74%
61		72%
60		70%
59		68%
58		66%
57		64%
56		62%
55		60%
54		58%
53		56%
52		54%
51		52%
50	Threshold	50%
49 and below		0%
     The Committee shall have the discretion to reduce or eliminate the number of Restricted Stock Units that will vest based on a subjective evaluation of the Participant’s performance. Any

Restricted Stock Units that do not vest, whether due to share price performance or the exercise of Committee discretion, will be forfeited.
     4. Termination of Employment. Unless otherwise determined by the Committee at time of grant or thereafter or as otherwise provided in the Plan, any unvested portion of any outstanding Award held by a Participant at the time of termination of employment or other service for any reason will be forfeited upon such termination.
     5. Company; Participant.
          (a) The term “Company” as used in this Agreement with reference to employment shall include the Company and its Affiliates, as appropriate.
          (b) Whenever the word “Participant” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.
     6. Adjustments; Change in Control.
          (a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of shares that may be issued in respect of Restricted Stock Units. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to Awards subject to Section 6(g) of the Plan to the extent that such authority could cause such Awards to fail to qualify as “qualified performance-based compensation” under Section 162(m)(4)(C) of the Code.
          (b) In connection with a Change in Control, the Committee may, in its sole discretion, accelerate the vesting with respect to the Award. If the Award is not assumed, substituted for an award of equal value, or otherwise continued after a Change in Control, the Award shall automatically vest prior to the Change in Control at a time designated by the Committee. Timing of any payment or delivery of shares of Stock under this provision shall be subject to Section 409A of the Code.
          (c) All outstanding Restricted Stock Units shall immediately vest upon a termination of employment by the Company without Cause, within twelve months after a Change in Control.

     7. Clawback. Notwithstanding anything in the Plan or this Agreement to the contrary, in the event that the Participant breaches any nonsolicitation agreement entered into with, or while acting on behalf of, the Company or any Affiliate, the Committee may (a) cancel the Award, in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within one year following the vesting of any portion of the Award, require the Participant to repay to the Company any shares received with respect to the Award (with such shares valued as of the vesting date). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in shares of Stock or cash or a combination thereof (based upon the Fair Market Value of the shares of Stock on the date of repayment) and the Committee may provide for an offset to any future payments owed by the Company or any Affiliate to the Participant if necessary to satisfy the repayment obligation; provided, however, that if any such offset is prohibited under applicable law, the Committee shall not permit any offsets and may require immediate repayment by the Participant.
     8. Compliance with Law. Notwithstanding any of the provisions hereof, the Company will not be obligated to issue or transfer any Stock to the Participant hereunder, if the exercise thereof or the issuance or transfer of such Stock shall constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the issuance or transfer of Stock pursuant thereto to comply with any law or regulation of any governmental authority.
     9. No Right to Continued Employment. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Participant at any time for any reason whatsoever, with or without Cause. Participant acknowledges and agrees that the continued vesting of the Restricted Stock Units granted hereunder is premised upon attainment of the performance goals set forth herein and vesting of such Restricted Stock Units shall not accelerate upon his termination of employment for any reason unless specifically provided for herein.
     10. Representations and Warranties of Participant. The Participant represents and warrants to the Company that:
          (a) Agrees to Terms of the Plan. The Participant has received a copy of the Plan and has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control. All capitalized terms not defined herein shall have the meaning ascribed to them as set forth in the Plan. The Participant acknowledges that there may be adverse tax consequences upon the vesting of Restricted Stock Units or later disposition of the shares of Stock once the Award has vested, and that the Participant should consult a tax adviser prior to such time.
          (b) Cooperation. The Participant agrees to sign such additional documentation as may reasonably be required from time to time by the Company.

     11. Taxes and Share Withholding. At such time as the Participant has taxable income in connection with an Award (a “Taxable Event”), the Company will require the withholding of a portion of shares then issuable to the Participant having an aggregate Fair Market Value equal to, but not in excess an amount equal to, the minimum federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event.
     12. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to him or her at his or her address as recorded in the records of the Company. Notwithstanding the foregoing, at such time as the Company institutes a policy for delivery of notice by e-mail, notice may be given in accordance with such policy.
     13. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to its conflict of law principles.
     14. Electronic Transmission. The Company reserves the right to deliver any notice or Award by email in accordance with its policy or practice for electronic transmission and any written Award or notice referred to herein or under the Plan may be given in accordance with such electronic transmission policy or practice.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ALLIANCE DATA SYSTEMS
CORPORATION

By:

Transient C. Taylor
EVP, Human Resources

PARTICIPANT

NAME